GPS FUNDS I
GuideMark® Large Cap Core Fund
GuideMark® Emerging Markets Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund
GuideMark® Core Fixed Income Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 3, 2024, to the Prospectuses dated July 31, 2023, as amended

AssetMark Financial Holdings, Inc. (“AssetMark Financial”), the parent company of AssetMark, Inc. (“AssetMark”), the investment advisor of each Fund, has entered into a definitive agreement with GTCR Everest Borrower, LLC, an affiliate of GTCR LLC (together, “GTCR”), a leading private equity firm, whereby GTCR would acquire AssetMark Financial and each of its subsidiaries, including AssetMark (the “Transaction”).  The Transaction is expected to close before the end of 2024, subject to customary closing conditions, including requisite regulatory approvals.

The Transaction will cause certain agreements for the Funds to automatically terminate as required by law, including the investment advisory agreement between AssetMark and GPS Funds I, on behalf of each Fund, as well as the sub-advisory agreements between AssetMark and the Funds’ sub-advisors, on behalf of the Funds.  The Board of Trustees of GPS Funds I has approved a new investment advisory agreement and a new sub-advisory agreement for each Fund.

The Board of Trustees of GPS Funds I has determined to present the new investment advisory agreement to shareholders for their approval.  A meeting of the shareholders of record of each Fund as of June 7, 2024 is scheduled to be held on or about August 16, 2024.  In advance of the meeting, shareholders entitled to vote at the meeting will receive proxy materials discussing the Transaction in greater detail and including, among other information, a form of the new investment advisory agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE